UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2016

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 6700, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On July 27, 2016, Halcón Resources Corporation (the “Company”) and its subsidiaries listed on Exhibit 99.1 hereto (such subsidiaries, together with the Company, the “Debtors”), which is incorporated herein by reference, filed voluntary petitions for relief (collectively, the “Petitions” and, the cases commenced thereby, the “Bankruptcy Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Bankruptcy Cases under the caption In re Halcón Resources Corporation, et al. The Bankruptcy Cases were filed in order to effect the Debtors’ previously disclosed pre-packaged plan of reorganization (the “Plan”). A copy of the Plan and related Disclosure Statement were furnished as part of the Current Report on Form 8-K filed on June 20, 2016.  The Plan was voted on and accepted by a majority of those voting in each voting class of claims of the Company’s creditors under the Plan, holding 99.35% of those voting of the 13.0% 3rd Lien Notes due 2022 (the “Third Lien Notes”), 97.97% of those voting of its three tranches of senior unsecured notes comprised of its 9.75% Senior Notes due 2020 (the “9.75% Notes”), its 8.875% Senior Notes due 2021 (the “8.875% Notes”), and its 9.25% Senior Notes due 2022 (the “9.25% Notes”) and 100% of its 8.0% Convertible Note due 2020 (the “Convertible Note”), and 99.3% of the those voting of the aggregate face value of the Company’s 5.75% Series A Perpetual Convertible Preferred Stock, which satisfies the Bankruptcy Code voting requirements for confirmation of the Plan.

No trustee has been appointed and the Company will continue to operate itself and its subsidiaries as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.  To assure ordinary course operations, the Company is seeking approval from the Bankruptcy Court for a variety of “first day” motions, including authority to maintain bank accounts and other customary relief. Subject to Bankruptcy Court approval, the Company also expects to enter into an agreement for up to $600 million in senior secured debtor-in-possession financing.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Bankruptcy Cases constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (collectively, the “Debt Documents”).  Any efforts to enforce such payment obligations under the Debt Documents are automatically stayed as a result of the filing of the Petitions and the holders’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•                  Senior Revolving Credit Agreement dated as of February 8, 2012, among the Company, as borrower, each of the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, as amended, modified, or otherwise supplemented from time to time

•                  Indenture, dated as of September 10, 2015, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as indenture trustee, as amended, modified, or otherwise supplemented from time to time, with respect to the Third Lien Notes

•                  Indenture, dated as of May 1, 2015, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee, as amended, modified, or otherwise supplemented from time to time, with respect to the Company’s 8.625% Second Lien Notes due 2020

•                  Indenture, dated as of December 21, 2015, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee, as amended, modified or otherwise supplemented from time to time, with respect to the Company’s 12.0% Second Lien Notes due 2022

•                  Indenture dated as of November 6, 2012, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee, as amended, modified, or otherwise supplemented from time to time, with respect to the 8.875% Notes

•                  Indenture dated as of August 13, 2013, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee, as amended, modified, or otherwise supplemented from time to time, with respect to the 9.25% Notes

•                  Indenture dated as of July 16, 2012, by and among the Company, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee, as amended, modified, or otherwise supplemented from time to time, with respect to the 9.75% Notes

•                  Convertible Note dated March 9, 2015, between the Company and HALRES LLC

Item 7.01 Regulation FD Disclosure.

On July 28, 2016, the Company issued a press release announcing the filing of the Bankruptcy Cases.  A copy of the press release is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibit 99.2, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.  Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed or furnished, as applicable, as part of this Current Report on Form 8-K:

99.1                  List of subsidiaries of the Company that are Debtors

99.2                  Press Release issued by the Company on July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

July 28, 2016	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	List of subsidiaries of the Company that are Debtors
99.2	Press Release issued by the Company on July 28, 2016